Prepayments and Other Non-Current Assets - Schedule of Prepayments and Other Non Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepayments to vendors and content providers	¥ 93,502		¥ 43,488
Refundable lease deposits	4,826		3,987
Prepayments for equity investments	2,000		67,250
Others	4,567		6,105
Total	¥ 104,895	$ 15,067	¥ 120,830